EXHIBIT 32.2
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of QLT Inc. (the “Company”), on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Cameron R. Nelson, Vice President, Finance & Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.
Dated: March 1, 2011

/s/ Cameron R. Nelson
Cameron R. Nelson
Vice President, Finance & Chief Financial Officer (Principal Financial and Accounting Officer) QLT Inc.